SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) January 25, 2001.

Household Credit Card Master Note Trust I
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(Exact name of registrant as specified in its charter)

Household Finance Corporation
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(Administrator of the Trust)
(Exact Name as specified in its charter)

Delaware 0-23942 36-1239445
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(State or Other Jurisdiction of (Commission File Number) (IRS Employer Identification
Incorporation of Administrator) Number)

2700 Sanders Road Prospect Heights, Illinois -------------------------------------------- (Address of Principal Executive Office of Administrator)	---------- (Zip Code)

Registrant's telephone number, including area code (847) 564-5000

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1. Not Applicable.

Item 2. Not Applicable.

Item 3. Not Applicable.

Item 4. Not Applicable.

Item 5. On January 25, 2001, Household Credit Card Master Note Trust
I, (the "Trust") issued its Series 2001-1 Asset Backed Notes.

Item 6. Not Applicable.

Item 7. Exhibits.

The following are filed as Exhibits to this Report under Exhibits 4.

Exhibit 4.1 The Series 2001-1 Indenture Supplement, dated as of
January 25, 2001, between the Trust, as issuer, and
the Indenture Trustee.

Item 8. Not Applicable.

Item 9. Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator on behalf of Household Credit Card Master Note Trust I has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSEHOLD FINANCE CORPORATION
as Administrator of and on behalf of

HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I

By: /s/ Steven H. Smith
--------------------------
Name: Steven H. Smith
Title: Assistant Treasurer

Dated: February 21, 2001

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EXHIBIT INDEX

Exhibit -------	----------- Description

Exhibit 4.1 The Series 2001-1 Indenture Supplement, dated as of January 25,
2001, between the Trust, as issuer, and the Indenture Trustee.

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